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                               RS INVESTMENT TRUST

                              PROSPECTUS SUPPLEMENT
                         TO PROSPECTUS DATED MAY 1, 2003

                             THE CONTRARIAN FUND(TM)

The Board of Trustees of RS Investment Trust has approved changes to the investment objective and strategies of The Contrarian Fund(TM). All changes are subject to review by the staff of the Securities and Exchange Commission and approval by shareholders of the Fund. If the proposed changes are implemented, the name of the Fund will be changed to "RS Contrarian Value Fund," and the description of the Fund appearing on pages 24-25 of the Prospectus will be revised to read in its entirety as follows:

RS CONTRARIAN VALUE FUND

INVESTMENT OBJECTIVE Long-term growth.

PRINCIPAL INVESTMENT STRATEGIES The Fund invests primarily in equity securities of mid-cap companies that RS Investments believes are undervalued. RS Investments currently considers a company to be a mid-cap company if it has a market capitalization of at least $1.5 billion and at most 120% of the market capitalization of the largest company included in the Russell Midcap(R) Index on the date of the last reconstitution of that index. The Fund may invest most or all of its assets in securities of U.S. companies, but may also invest any portion of its assets in foreign securities.

In evaluating investments for the Fund, RS Investments employs a value methodology, combining Graham & Dodd balance sheet analysis and cash flow analysis (such as the Holt/Value Search cash-flow model). RS Investments performs substantial fundamental analysis to identify companies offering the potential for growth but which are out of favor or have been overlooked.

In determining whether to buy or sell investments for the Fund, RS Investments will:

     -    Perform fundamental research focusing on business analysis;

     -    Observe how management allocates capital;

     - Strive to understand the unit economics of the business of the company;

     -    Study the cash flow rate of return on capital employed;

     -    Discern the sources and uses of cash;

     -    Consider how management is compensated;

     -    Ask how the stock market is pricing the entire company.

PRINCIPAL INVESTMENTS The Fund invests principally in equity securities.

PRINCIPAL RISKS It is possible to lose money on an investment in the Fund.

     - EQUITY SECURITIES RISK. The market price of equity securities owned by the Fund may go up or down, sometimes rapidly or unpredictably, due to factors affecting equity securities markets generally. The value

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          of a security may decline for a number of reasons that directly relate to the issuer, such as management performance, financial leverage, and reduced demand for the issuer's goods or services. The values of equity securities may also decline due to general market conditions that are not specifically related to a particular company, such as real or perceived adverse economic conditions, changes in the general outlook for corporate earnings, changes in interest or currency rates, or adverse investor sentiment generally.

     - INVESTMENT STYLE RISK. Different types of stocks tend to shift into and out of favor with investors depending on changes in market and economic conditions. Because the Fund invests in value style stocks, its performance may at times be worse than the performance of other mutual funds that invest more broadly or that have different investment styles.

     - MID-SIZE COMPANIES RISK. Mid-size companies tend to be more vulnerable to adverse developments than larger companies. They may have limited product lines, markets, or financial resources, or may depend on a limited management group. They may be recently organized, without proven records of success. Their securities may trade infrequently and in limited volumes. As a result, the prices of their securities may fluctuate more than prices of securities of larger, more widely traded companies, and the Fund may experience difficulty in establishing or closing out positions in these securities at prevailing market prices. Also, there may be less publicly available information about mid-size companies or less market interest in their securities compared to large companies, and it may take longer for the prices of the securities to reflect the full value of their issuers' earnings potential or assets.

     - FOREIGN SECURITIES RISK. Investments in foreign securities entail risks not present in domestic investments including, among others, risks related to political or economic instability, currency exchange, and taxation.

     - OVERWEIGHTING RISK. Overweighting investments in certain sectors or industries increases the risk that the Fund will suffer a loss because of general declines in the prices of stocks in those sectors or industries. Price declines may result from factors that affect a particular sector or industries within a sector, such as labor shortages or increased production costs, competitive conditions, or negative investor perceptions.

     - LIQUIDITY RISK. Liquidity risk exists when particular investments cannot be disposed of quickly in the normal course of business, possibly preventing the Fund from selling such securities at an advantageous time or price. Some securities held by the Fund may be restricted as to resale, and there is often no ready market for such securities.

     - PORTFOLIO TURNOVER RISK. Frequent purchases and sales of the Fund's portfolio securities involve expenses to the Fund, including brokerage commissions and other transaction costs, which reduce the Fund's performance. They may also result in realization of taxable capital gains, which may be taxed to shareholders at ordinary income tax rates.



May 27, 2003


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